                                EXHIBIT (6)(a)

                           ARTICLES OF INCORPORATION

                                     IOWA              No. 81507

                              SECRETARY OF STATE

                         CERTIFICATE OF INCORPORATION


                                                                   June 30, 1976

                   NN INVESTORS LIFE INSURANCE COMPANY, INC.
                              Cedar Rapids, Iowa

has filed new articles of incorporation in this office and is hereby authorized to transact business as a corporation from June 30, 1976, perpetually, under the provisions of Chapters 491, 515, 508 and 270, 1973 Code of Iowa, Acts of the 1973 Regular Session,

[SEAL OF STATE OF IOWA       65th General Assembly of Iowa. (New articles of
  SECRETARY OF STATE]        incorporation in Iowa for purposes of Domiciliary
                             relocation Under Chapter 270 Acts of 1973 Regular
                             Session 65th General Assembly, Corporation
                             originally incorporation      Fees Paid:
                             April 19, 1961 in Wisconsin.

                                                           Filing ... $5,591.50

                                                           Recording .$    2.50



                                      ^^ILLEGIBLE^^
                               -------------------------------------------------
                                                              SECRETARY OF STATE

                               BY
                               ------------------------------------------------
                                                              DEPUTY

                    QUALIFICATION ARTICLES OF INCORPORATION
                        PURSUANT TO THE PROVISIONS OF
                    CHAPTER 508.12 OF THE 1975 CODE OF IOWA
                                      OF
                NN INVESTORS LIFE INSURANCE COMPANY, INC.

                                   ARTICLE I
                                   ---------

                                     NAME

          The name of this corporation is NN Investors Life Insurance Company, Inc. The corporation was incorporated under the laws of the State of Wisconsin on April 19, 1961, but pursuant to Chapter 508.12 of the 1975 Code of Iowa, the corporation will become a corporation organized for pecuniary profit under Chapter 491 of the Iowa Code effective June 30, 1976.

                                  ARTICLE II
                                  ----------

                               PLACE OF BUSINESS

          The location of the corporation's principal place of business and resident office is the Life Investors Building, 4333 Edgewood Road NE, Cedar Rapids, Linn County, Iowa.

                                  ARTICLE III
                                  -----------

                              OBJECTS AND POWERS

          The objects and powers of this corporation shall be:

          1. To insure the lives of individuals on the level premium or level reserve plans; to grant, purchase and dispose of annuities (including variable annuities), receive and execute trusts, including the power to hold in trust the proceeds of any life insurance policy issued by it; to insure either individually, or on the group or franchise plan the health of persons and against personal injuries, disablement, or death, resulting from accident; and to reinsure any part of said risks. To have all the powers conferred by the laws of the State of Iowa upon corporations organized for the purposes of insuring the lives of individuals, and to issue all such forms of insurance contracts as pertain to or may be connected with the business of life insurance as it now is or may be hereafter carried on in the United States.

          2. To have the right to buy, hold, sell, and convey personal property and such real estate as may be necessary or convenient for the proper conduct of the affairs of the corporation, or as may be permitted by law.

          3. To have all the powers conferred by law on a life insurance company organized for the purposes above set forth; and in connection therewith to have all powers conferred by law on all corporations organized and doing business under and by authority of Chapters 491, 506, 507, 508, 509, 511 and 515 of the Code of Iowa, 1958.

          4. To organize an investment company or companies within the meaning of Section 508.33, Code of Iowa, as now or hereafter amended, and to own stock in such investment company.

                                  ARTICLE IV
                                  ----------

                                 CAPITAL STOCK

          The authorized capital stock of the Company shall be Five Million Dollars ($5,000,000.00) divided into Five Hundred Thousand (500,000) shares of Common Stock of a Par Value of Ten Dollars ($10.00) each. All stock issued by the corporation shall be Common Stock. All stock shall be issued for cash or property as provided by law and when issued shall be fully paid and non-assessable and shall be issued at such times and in such amounts as the Board of Directors of the corporation may from time to time determine, subject to such approval of the Insurance Commissioner as may be required by law. One Hundred Ten Thousand (110,000) shares of the Common Stock shall be the initial issued and outstanding shares of the Company.

                                   ARTICLE V
                                   ---------

                               CORPORATE PERIOD

          The corporate period of this corporation is perpetual, and shall continue to be, unless sooner dissolved by a majority vote of the stockholders at any annual meeting or a special meeting called for that purpose or by unanimous consent as by law provided.

                                  ARTICLE VI
                                  ----------

                            DIRECTORS AND OFFICERS

          The affairs of this corporation shall be managed by a Board of Directors of not less than five (5) nor more than ten (10).

          The Directors shall elect a Chairman of the Board, a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers, including an Executive Committee, with authority to act for the Board, as they see fit or as may be provided for by the By-Laws of the corporation. The term of such officers shall be for one (1) year.

          The Directors who now constitute the Board and who will continue to serve until the next annual stockholders' meeting are: Ronald L. Jensen, Donald E. Flynn, Harvey L. Clark, Theron P. Thomsen, Neal A. Farmer, William L. Busler, and Delbert L. Brehmer, all of Cedar Rapids, Iowa and Leo C. Barry and Robert W. Warner of Marion, Iowa.

          The number of Directors shall be fixed by the By-Laws. Directors and officers shall serve until their successors have been elected and qualified. The Board of Directors shall have the authority to fill all vacancies for the unexpired portion of a term.

          The stock of the Company shall be entitled to one vote per share. In all elections for Directors, every shareholder shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are Directors to be elected or to cumulate said votes, and give one candidate as many votes as the number of Directors multiplied by the number of his cumulative votes shall equal or to distribute them on the same principle among the number of candidates he shall think fit.

                                  ARTICLE VII
                                  -----------

                          ANNUAL AND SPECIAL MEETINGS

          The annual meeting of this corporation shall be held on the last Thursday of April of each calendar year at Ten O'clock (10:00) A.M. The meeting shall be at the office of the corporation unless otherwise specified by the Board of Directors. No notice of said meeting shall required if held at the corporation's office, but if held elsewhere, or in the event of a special meeting, a notice shall be mailed to each stockholder by regular mail at least ten (10) days prior to the date of such meeting, addressed to the last address of the stockholder as it appears on the stock books of the corporation, on a day to be fixed by the Board of Directors, which shall not be more than thirty (30) days prior to the meeting date. Five percent (5%) of the number of shares of outstanding stock, represented personally or by proxy shall constitute a quorum. In the event a quorum is not present when the meeting is called, the meeting shall be adjourned from day to day, until a quorum is achieved.

                                 ARTICLE VIII
                                 ------------

                                    PROXIES

          No proxy shall be valid for more than sixty (60) days from the date of its execution, and shall not be valid more than thirty (30) days after the meeting for which it is executed. It may be revoked at any time by the stockholder who executed it.

          Corporate shareholders may vote through a properly designated representative or through a properly executed proxy. All proxies must be filed with the Secretary at least one (1) day prior to an election or meeting at which they are to be used or for such additional time as may be provided by the By-Laws.

                                  ARTICLE IX
                                  ----------

                         CORPORATE INSTRUMENTS - SEAL

          All instruments executed by the corporation which are required to be acknowledged and which affect an interest in real estate, shall be executed by the President or any Vice President and attested by the Secretary or Assistant Secretary, and all other instruments executed by the corporation, including any releases, mortgages or liens, may be executed by the President or any Vice President, or the Secretary or the Treasurer or any Assistant Secretary or Assistant Treasurer. Notwithstanding any of the foregoing provisions, any written instrument may be executed by any officer or officers, agent or agents or other person or persons specifically designated by resolution of the Board of Directors of this corporation. The corporation shall have a corporate seal which shall bear the words, "NN Investors Life Insurance Company, Inc." around the edge, with the words, "Corporate Seal" in the middle.

                                   ARTICLE X
                                   ---------

                            STOCKHOLDERS' LIABILITY

          The private property of the shareholders of this corporation shall be exempt from corporate liabilities, and this Article shall not be amended.

                                  ARTICLE XI
                                  ----------

                                    BY-LAWS

          The Board of Directors, at any regular or special meeting, is authorized to adopt, alter, amend or repeal By-Laws and to adopt new By-Laws not inconsistent with the law or these Articles of Incorporation, by an affirmative vote of a majority of the membership of the Board as distinguished from a majority of a quorum.

          The stockholders of the corporation may at any regular or special meeting called for the purpose, repeal, alter, or amend any existing By-Laws made by the Board of Directors, or adopt such By-Laws as they deem appropriate by a majority vote.

                                      ARTICLE XII
                                      -----------

                                      AMENDMENTS
          Subject to the approval of the Insurance Commissioner of the State of Iowa, these Articles, except Article X, may be amended at any annual meeting of the shareholders or at any special meeting thereof called for that purpose, and such amendment shall be made by the affirmative vote of a majority of the shares of Common Stock in attendance at said meeting, in person or by proxy, provided, however, that a quorum is present at said meeting. For the purpose of this Article, as well as all other Articles of these Articles of Incorporation, a quorum is hereby established to be the stockholders in person or by proxy representing five percent (5%) of the issued and outstanding stock of the corporation. At any meeting of the stockholders to consider and act upon any proposed amendment to the Articles of Incorporation, the stockholders may adopt any modification or revision thereof proposed at said meeting.

                                 ARTICLE XIII
                                ------------

                      LIABILITY OF OFFICERS AND DIRECTORS

          Each Director and Officer of this corporation, and his heirs, executors and administrators, shall be and are hereby indemnified by the corporation against personal liability arising out of judgments, decrees, demands and claims of every name, nature and description whatsoever, together with related expenses (including attorneys' fees), including payments in compromise and related expenses (including attorneys' fees), in settling cases, reasonably incurred by him in connection with any claim, action, suit or proceeding made or instituted by or on behalf of any person, firm or corporation, against him by reason of his being or having been a Director or Officers of this corporation, except as to which: 1) he shall have been adjudged in any such action, suit or proceeding to have been derelict in the performance of his duty as such Director or Officer, or 2) in the event no adjudication shall have been made in any action, suit or proceeding with respect to the presence or absence of such dereliction, he shall be adjudged by the Board of Directors to have been derelict in the performance of his duties as such Director or Officer; provided, however, that in the event the liability and expenses against which indemnification is hereby granted shall be incurred by more than one Director, then, if the Directors who shall have not incurred such liability and expenses shall not constitute a majority of the Directors, such an adjudication may be made by the stockholders of the corporation holding a majority of the voting stock of the corporation outstanding and entitled to vote.

          Without limiting or affecting the scope of the foregoing obligation to indemnify said Officers and Directors, each Officer and Director shall be fully indemnified and protected by this corporation in any action or omission to act taken in good faith in accordance with the advice, recommendation or opinion of the attorneys for this corporation or the accountants employed from time to time to supervise or audit the books and accounts of this corporation. The foregoing right of indemnification shall not be exclusive of other rights to which each such person may be entitled by law, and shall be available whether or not the Director or Officer shall be a Director or Officer at the time of incurring such expense and liability.

                                  ARTICLE XIV
                                  -----------

                         PROPORTIONATE REPRESENTATION

          The holder or holders, jointly or severally, of not less than one-fifth but less than a majority of the shares of the capital stock of the corporation shall be entitled to nominate Directors as provided in Section 523.5, Code of Iowa.

          The foregoing Qualification Articles of Incorporation (which in effect also serve to amend the existing Articles of Incorporation) were adopted by the shareholders of the corporation on June 28, 1976. There were 33 shares of outstanding capital stock entitled to vote on the adoption or rejection of these Qualification Articles of Incorporation and all 33 shares voted in favor of same.

          Simultaneously with the effective date of these Qualification Articles of Incorporation (June 30, 1976) the corporation shall cancel the existing 33 shares of Conmon Stock, $50,000 par value, which are currently outstanding and shall immediately issue in lieu thereof 110,000 shares of Common Stock, $10 par value, which stock, when issued, shall represent the initial outstanding capital stock of the corporation.

          Dated this 29th day of June, 1976.

                                       NN INVESTORS LIFE INSURANCE COMPANY, INC.


                                       BY  /s/ Ronald L. Jensen
                                          ----------------------------------
                                           Ronald L. Jensen, President

ATTEST:
/s/ Harvey L. clark
------------------------------
   Harvey L. Clark, Secretary


STATE OF IOWA  )
               ) ss.
COUNTY OF LINN )

          Subscribed and sworn to before me by Ronald L. Jensen and Harvey L. Clark this 29th day of June, 1976.

                                  /s/ Judy K. Neve
                                -----------------------------------------
                                     Judy K. Neve, Notary Public in and
                                     for the State of Iowa

                                     My Commission Expires: September 30, 1976


                                        Approved
                                        William D. Hagen
                                        Assistant Attorney General
                                        June 29, 1976

                         ARTICLES OF AMENDMENT TO THE
                  QUALIFICATION ARTICLES OF INCORPORATION OF
                   NN INVESTORS LIFE INSURANCE COMPANY, INC.



          (1) The name of the Corporation is NN Investors Life Insurance Company, Inc. The Corporation was originally incorporated under the laws of the State of Wisconsin on April 19, 1961, but pursuant to Chapter 508.12 of the 1975 Code of Iowa, the Corporation become a corporation organized for pecuniary profit under Chapter 491 of the Iowa Code effective June 20, 1976.

          (2) The first sentence of Article VI of the Qualification Articles of Incorporation of NN Investors Life Insurance Company, Inc., be and it hereby is amended to read as follows:

               "The affairs of this Corporation shall be managed by a Board of Directors of not less than five (5) nor more than twelve (12)".

          (3) The foregoing Amendment to said Articles of Incorporation was adopted by the stockholders at a special stockholders' meeting held on January 24, 1984.

          (4) There were 100,000 shares of stock outstanding and entitled to vote thereon, and all such shares were voted in favor of the foregoing Amendment to said Articles of Incorporation.

          (5)  The foregoing Amendment shall become effective on June 20, 1984.

          Dated this 18th day of May, 1984.

                                       NN INVESTORS LIFE INSURANCE COMPANY, INC.

                                       By: /s/ Robert D. Ray
                                          -------------------------------------
                                          Robert D. Ray, Chairman of the Board
                                          and President

                                       By: /s/ George R. Lambert
                                          -------------------------------------
                                          George R. Lambert, Secretary

State of Iowa  )
               )   SS
County of Linn )

        On this 18th day of May, 1984, before me, a Notary Public in and for said County and State, personally appeared Robert D. Ray and George R. Lambert, to me personally known, who being duly sworn did say that they are the Chairman of the Board and President and Secretary of NN Investors Life Insurance
Company, Inc., respectively, that the seal affixed to said instrument is the seal of said Company by authority of the Board of Directors and the said Robert
D. Ray and George R. Lambert acknowledged the execution of said instrument to be the voluntary act and deed of said Company by them voluntarily executed.



                                            /s/ LuAnn Roby
                                            ------------------------------------
                                            LuAnn Roby, Notary Public in and for
                                            said County and State.


        My Commission expires September 8, 1985.

                            CERTIFICATE OF APPROVAL


     The foregoing Articles of Amendment to the Qualification Articles of Incorporation of NN Investors Life Insurance Company, Inc. are approved as being in accordance with Title XX of the Iowa Code, the laws of the United States, and the Constitution and laws of the state.

     Dated this 13th day of June, 1984.
                ----        ----  ----

                                                      THOMAS J. MILLER
                                                      Attorney General

                                                      /s/ Fred M. Haskins
                                                      --------------------
                                                 BY:  FRED M. HASKINS
                                                      Assistant Attorney General

                              ARTICLES OF AMENDMENT
                TO THE QUALIFICATION ARTICLES OF INCORPORATION
                                      OF
                   NN INVESTORS LIFE INSURANCE COMPANY, INC.


TO THE SECRETARY OF STATE OF THE STATE OF IOWA:

     Pursuant to Section 1006 of the Iowa Business Corporation Act, the undersigned corporation adopts the following amendment to the Corporation's Qualification Articles of Incorporation.

1.   The name of the corporation is NN Investors Life Insurance Company, Inc.

2.   The first sentence of Article I is amended to read as follows:

     "The name of the corporation is PFL Life Insurance Company."

3.   The date of adoption of the amendment was April 26, 1990.

4. The amendment was approved by the sole shareholder. The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment, and the number of votes of each voting group indisputably represented at the meeting is as follows:

                                       Votes Entitled            Votes
Designation            Shares           To Be Cast On         Represented
 of Group           Outstanding           Amendment            At Meeting

   Sole                266,000             266,000               266,000
Shareholder

4B. The total number of undisputed votes cast for the amendment by each voting group was:

                        Voting              Votes
                        Group                For

                         Sole              266,000
                      Shareholder

     The number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

         The effective date of this document is January 1, 1991 or such later date as the appropriate regulatory authorities have approved such name change.

                                                     NN INVESTORS LIFE
                                                     INSURANCE COMPANY, INC.


                                                 By: /s/ Donald J. Shepard
                                                     ---------------------------
                                                     Donald  J. Shepard
                                                     Chairman of the Board and
                                                     President

                            CERTIFICATE OF APPROVAL



 The foregoing Articles of Amendment to the Qualification Articles of Incorporation of NN Investors Life Insurance Company are approved as being in accordance with Title XX of the Iowa Code, the laws of the United States, and the Constitution and laws of the State.

 Dated this 10th day of May, 1990.



                                 THOMAS J. MILLER
                                 Attorney General


                             By: Fred M. Haskins
                                 -----------------------------
                                 FRED M. HASKINS
                                 Assistant Attorney General

                             [LETTERHEAD OF IOWA]

490 DP-000069666                                              No. W00264330
TRANSAMERICA LIFE INSURANCE COMPANY                           Date: 01/05/2001

                       ACKNOWLEDGMENT OF DOCUMENT FILED


The Secretary of State acknowledges receipt of the following document:

      Articles of Amendment

The document was filed on December 27, 2000, at 02:55 PM, to be effective as of December 27, 2000, at 02:55 PM.

The amount of $50.00 was received in full payment of the filing fee.





                                           /s/ Chester J. Culver
[LOGO]                                     -------------------------------------
                                           CHESTER J. CULVER  SECRETARY OF STATE

                             ARTICLES OF AMENDMENT
                TO THE QUALIFICATION ARTICLES OF INCORPORATION
                                      OF
                          PFL LIFE INSURANCE COMPANY


     Pursuant to Section 1006 of the Iowa Business Corporation Act, the undersigned Corporation adopts the following amendment to the Corporation's Qualification Article of Incorporation:

     1.   The name of the Corporation is PFL Life Insurance Company.

     2. Article IV of the Qualification Articles of Incorporation of PFL Life Insurance Company be and it is amended to read as follows:

          "The authorized capital stock of the Company shall be Five Million Four Hundred Twenty-Five Thousand Dollars ($5,425,000) represented by Five Hundred Thousand (500,000) shares of Common Stock of a Par Value of Ten Dollars ($10.00) each, and Forty-Two Thousand Five Hundred (42,500) shares of Non-Voting Preferred Stock of the Par Value of Ten Dollars ($10.00) each.

          All stock shall be issued for cash or property as provided by law and when issued shall be fully paid and non-assessable and shall be issued at such times and in such amounts as the Board of Directors of the Company may from time to time determine, subject to such approval of the Insurance Commissioner as may be required by law."

     3.   The date of adoption of the amendment was December 19, 2000.

     4.   The amendment was approved by the sole shareholder.

                                VOTES ENTITLED
          SHARES                TO BE CAST ON            VOTES REPRESENTED
        OUTSTANDING               AMENDMENT                  AT MEETING
        -----------               ---------                  ----------

          266,000                  266,000                     266,000

       The total number of undisputed votes cast for the amendment was:

                                   VOTES FOR
                                   ---------
                                    266,000

    The number of votes cast for the amendment was sufficient for approval.

Dated this 20/th/ day of December, 2000.


                                           PFL LIFE INSURANCE COMPANY


                                           By: /s/ Craig D. Vermie
                                               --------------------------------
                                               Craig D. Vermie, Vice President
                                               Secretary & General Counsel

                           CERTIFICATE OF APPROVAL
                               ATTORNEY GENERAL


          Pursuant to provisions of the Iowa Code, the undersigned approves the Articles of Amendment to the Qualification Articles of Incorporation of PFL Life Insurance Company (adopted December 19,200O) and finds them in conformance with the laws of the United States and with the laws and Constitution of the State of Iowa.

                                                   THOMAS J. MILLER
                                                   Attorney General of Iowa

12-27-00                                           /s/ Scott M. Galenbeck
-------------                                      -----------------------------
Date                                          By:  SCOTT M. GALENBECK
                                                   Assistant Attorney General


                            CERTIFICATE OF APPROVAL
                           COMMISSIONER OF INSURANCE


         Pursuant to the provisions of the Iowa Code, the undersigned approves the Articles of Amendment to the Qualification Articles of Incorporation of PFL Life Insurance Company (adopted December 19, 200O).

                                          THERESE M. VAUGHAN
                                          Commissioner of Insurance


12.27.00                                  /s/ Robert L. Howe
-------------                             ------------------------------
Date                                 By:  ROBERT L. HOWE
                                          Deputy Commissioner of Insurance
                                                                     FILED
                                                                     IOWA
                                                              SECRETARY OF STATE

                            ARTICLES OF AMENDMENT
                TO THE QUALIFICATION ARTICLES OF INCORPORATION

                                      OF

                          PFL LIFE INSURANCE COMPANY



         Pursuant to Section 1006 of the Iowa Business Corporation Act, the undersigned Corporation adopts the following amendment to the Corporation's Qualification Articles of Incorporation:

          1.      The name of the Corporation is PFL Life Insurance Company.

          2.      The first sentence of Article I is amended to read as follows:

                  "The name of this Corporation is Transamerica Life Insurance Company"

          3.      The date of adoption of the amendment was November 13, 2000.

          4.      The amendment was approved by the sole shareholder.

                                   VOTES ENTITLED
               SHARES              TO BE CAST ON            VOTES REPRESENTED
             OUTSTANDING             AMENDMENT                  AT MEETING
             -----------             ---------                  ----------

               266,000                266,000                     266,000

       The total number of undisputed votes cast for the amendment was:

                                     VOTES
                                      FOR
                                      ---

                                    266,000

         The number of votes cast for the amendment was sufficient for approval.

         The effective date of this document is March 1, 2001 or such later date as the appropriate regulatory authorities have approved such name change.


                                              PFL LIFE INSURANCE COMPANY


                                              By: /s/ Craig D. Vermie
                                                 ------------------------------
                                                 Craig D. Vermie
                                                 Vice President, Secretary
                                                 and General Counsel

                            CERTIFICATE OF APPROVAL
                               ATTORNEY GENERAL


         Pursuant to provisions of the Iowa Code, the undersigned approves the "Articles of Amendment to the Qualification Articles of Incorporation" for PFL Life Insurance Company (adopted November 13, 2000, to be effective March 1,2001) and finds them in conformance with the laws of the United States and with the laws and Constitution of the State of Iowa.

                                                      THOMAS J. MILLER
                                                      Attorney General of Iowa




11.30.00                                            /s/ Scott M. Galenbeck
--------------                                      -----------------------
Date                                            By: SCOTT M. GALENBECK
                                                    Assistant Attorney General


                            CERTIFICATE OF APPROVAL
                           COMMISSIONER OF INSURANCE

         Pursuant to the provisions of the Iowa Code, the undersigned approves the "Articles of Amendment to the Qualification Articles of Incorporation" for PFL Life Insurance Company (adopted November 13, 2000, to be effective March 1, 2001).

                                               THERESE M. VAUGHAN
                                               Commissioner of Insurance

11.30.00                                       /s/ Robert L. Howe
-------------                                  ---------------------------
Date                                       By: ROBERT L. HOWE
                                               Deputy Commissioner of Insurance